EXHIBIT 23.2
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2002 relating to the consolidated financial statements of Emisphere Technologies, Inc. and subsidiaries (the "Company") which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.


Very truly yours,

/s/ PricewaterhouseCoopers LLP
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    PricewaterhouseCoopers LLP


New York, New York
November 25, 2002